Exhibit 99.1

Amwell Announces Appointment of Robert Webb to its Board of Directors

BOSTON, November 3, 2022 /BusinessWire/ -- Amwell®, (NYSE: AMWL) a leader in digital healthcare enablement, today announced the appointment of Robert Webb to the Company’s Board of Directors, effective immediately. Mr. Webb will further strengthen the Amwell Board and market position, bringing deep healthcare technology leadership experience, stemming from his more than 30 years as a growth executive, operator, and investor.

“As healthcare organizations prioritize digital care to improve patient, member and provider experiences, address workforce shortages, streamline workflows and improve clinical and financial outcomes, Amwell’s role as a digital transformation partner has never been more apparent,” said Dr. Ido Schoenberg, Chairman and CEO, Amwell. “We are honored to have Rob join our Board and are confident he will bring new and meaningful health tech perspectives to our organization that will further our position and propel our growth. His extensive experience helping mission-driven teams deliver positive impacts and drive significant growth will be invaluable to Amwell as we continue to transform our business and pursue our mission.”

Mr. Webb is a senior industry veteran with a strong health technology leadership track record. He spent the majority of his career in leadership roles across UnitedHealth Group, including serving as the CEO of Optum’s consumer and specialty network business and as the President of UnitedHealth Group Ventures – experience which gives him unique insight into the specific health tech needs of payer organizations. Mr. Webb has served on the Board of Directors of several fast growing, innovative healthcare businesses, and is currently the president for Onward Ventures, a venture studio and investment platform.

“I have dedicated much of my career to improving the consumer experience in healthcare as the gateway to better clinical and financial results. Amwell is the definitive pioneer in this space and has proven itself to be a trusted digital care delivery partner who can be depended upon to enable customers to deliver these mission-critical outcomes. I am excited to join their mission and team and help Amwell further grow its position in the market, said Mr. Webb, Amwell Board Member.”

About Amwell

Amwell is a leading digital care delivery enablement platform in the United States and globally, connecting and enabling providers, insurers, patients, and innovators to deliver greater access to more affordable, higher quality care. Amwell believes that digital care delivery will transform healthcare. The Company offers a single, comprehensive platform to support all digital health needs from urgent to acute and post-acute care, as well as chronic care management and healthy living. With over a decade of experience, Amwell powers digital health solutions for over 2,000 hospitals and 55 health plan partners with over 36,000 employers, covering over 80 million lives. For more information, please visit https://business.amwell.com/.

American Well, Amwell, Converge, SilverCloud, Conversa and Carepoint are registered trademarks or trademarks of American Well Corporation in the United States and other countries. All other trademarks used herein are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations, financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this release. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: weak growth and increased volatility in the telehealth market; inability to adapt to rapid technological changes; increased competition from existing and potential new participants in the healthcare industry; changes in healthcare laws, regulations or trends and our ability to operate in the heavily regulated healthcare industry; our ability to comply with federal and state privacy regulations; the significant liability that could result from a cybersecurity breach; and other factors described under ‘Risk Factors’ in our most recent form 10-K filed with the SEC. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed or will file with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of our website at investors.amwell.com and on the SEC’s website at www.sec.gov.

Media Contact:

Lindsay Sharifipour
press@amwell.com

Investor Contact:

Sue Dooley

sue.dooley@amwell.com

415-602-9167